                                                                      EXHIBIT 99


(PSYCHIATRIC SOLUTIONS, INC. LOGO)


CONTACT:
Brent Turner
Executive Vice President,
Finance and Administration
(615) 312-5700


          PSYCHIATRIC SOLUTIONS ANNOUNCES 44% GROWTH IN FOURTH QUARTER
                      NET INCOME PER DILUTED SHARE TO $0.26
                           ---------------------------
    INCREASES EARNINGS GUIDANCE FOR 2006 TO $1.14 TO $1.17 PER DILUTED SHARE

Franklin, Tenn. (February 16, 2006) - Psychiatric Solutions, Inc. ("PSI") (NASDAQ: PSYS) today announced financial results for the fourth quarter and year ended December 31, 2005. For the fourth quarter, revenue increased 67% to $224,150,000 from $133,873,000 for the fourth quarter of 2004. Net income was $13,940,000 for the latest quarter, more than double the $6,367,000 for the fourth quarter of 2004. Net income per diluted share rose 44% to $0.26 for the fourth quarter of 2005 from $0.18 for the fourth quarter of 2004, on a 49% increase in diluted shares used in computing per share amounts. All results in this release have been adjusted to reflect the 2-for-1 stock split effected in January 2006.

         Revenue for 2005 was $727,774,000, up 51% from $481,893,000 for 2004.
Net income, which included pre-tax losses on refinancing of long-term debt of $21,871,000 and $6,407,000 for 2005 and 2004, respectively, was $27,154,000, or
$0.59 per diluted share for 2005, compared with $16,801,000, or $0.48 per diluted share for 2004. Excluding losses on debt refinancing, adjusted net income increased 95% to $40,599,000 for 2005 from $20,774,000 for 2004, and adjusted net income per diluted share rose 49% to $0.88 from $0.59. Diluted shares used in computing per share amounts increased 32% for 2005 from 2004. Please see pages 8 and 9 for a reconciliation of GAAP and non-GAAP financial results.

         "PSI's strong fourth quarter financial performance capped another year of substantial profitable growth," said Joey Jacobs, Chairman, President and Chief Executive Officer of PSI. "Our results again validate the strengths of our complementary organic growth and acquisition strategies, as well as the continuing industry demand for high quality inpatient psychiatric care. We are confident that the operational momentum that enabled us to become the country's leading provider of these services during 2005 positions us well to achieve our goals for 2006.

         "PSI's organic growth strategy contributed significantly to increased revenue, as reflected in the 6.4% expansion in same-facility revenue for the fourth quarter, our 13th consecutive quarterly increase. Our 8.0% growth in same-facility revenue for the full year was driven by a 4.6% increase in patient days and a 3.3% increase in revenue per patient day. This performance was in line with our continuing targets of 7% to 9% annual same-facility revenue growth and 3% to 5% annual growth in both patient days and revenue per patient day.

         "Our fourth quarter revenue growth was also driven by the successful implementation of our acquisition strategy during 2005, which was primarily accountable for the expansion of our beds in operation to over 6,400 at the end of 2005 from approximately 4,000 at the end of 2004. Combined with

PSYS Reports Fourth Quarter Results
Page 2
February 16, 2006


the effect of increased same-facility revenue, our accretive acquisitions produced further operating leverage, with EBITDA for the fourth quarter of 2005 more than doubling to $35,830,000, or 16.0% of revenue, from $17,847,000, or 13.3% of revenue, for the fourth quarter of 2004. Reflecting both expanding economies of scale and operating productivity, our same-facility EBITDA margin increased 200 basis points to 18.7% of same-facility revenue for the latest quarter from 16.7% for the fourth quarter of 2004." Please see pages 8 and 9 for a reconciliation of GAAP and non-GAAP financial results.

         Based primarily on the Company's financial results for 2005 and current industry conditions, PSI today raised its guidance for earnings per diluted share for 2006 to a range of $1.14 to $1.17 from the previous range of $1.10 to $1.13. The Company's guidance does not include the impact from any future acquisitions or expense related to the adoption of FAS 123R in January 2006, which expense is expected to be in a range of $0.09 to $0.11 for 2006.

         Mr. Jacobs added, "To achieve our financial goals for 2006, we expect to continue implementing our strategies for organic growth by focusing on increasing our market share in our existing service areas through the expansion of successful programs, the introduction of new programs and the addition of new beds through the expansion of existing facilities during the year. We also are continuing to evaluate additional acquisitions, targeting a minimum of six inpatient psychiatric facilities during 2006, including the three facilities with 240 beds acquired in January. As a result of our stock offering during 2005 and our cash flow from operations for the year of $79,766,000, we completed 2005 with the financial capacity in place to successfully implement this strategy."

         Mr. Jacobs concluded, "In the final analysis, our profitable growth for 2005 and our prospects for 2006 are attributable to the employees of PSI, who are responsible for the high quality care we provide our patients. The dedication and commitment they demonstrate all day, every day, remains the essential factor supporting PSI's ability to achieve continuing profitable growth and increased stockholder value."

         PSI will hold a conference call to discuss this release tomorrow at 10:00 a.m. Eastern time. Participants will have the opportunity to listen to the conference call over the Internet by going to www.psysolutions.com and clicking Investor Relations or by going to www.earnings.com. Participants are encouraged to go to the selected web sites at least 15 minutes early to register, download, and install any necessary audio software. For those who cannot listen to the live broadcast, a replay will be available at these sites shortly after the call through the end of business on March 2, 2006.

         This press release contains forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements other than those made solely with respect to historical fact and are based on the intent, belief or current expectations of PSI and its management. PSI's business and operations are subject to a variety of risks and uncertainties that might cause actual results to differ materially from those projected by any forward-looking statements. Factors that could cause such differences include, but are not limited to: (1) potential competition which alters or impedes PSI's acquisition strategy by decreasing PSI's ability to acquire additional inpatient facilities on favorable terms; (2) the ability of PSI to improve the operations of acquired inpatient facilities; (3) the ability to maintain favorable and continuing relationships with physicians who use PSI's facilities; (4) the ability to receive timely additional financing on terms acceptable to PSI to fund PSI's acquisition strategy and capital expenditure needs; (5) risks inherent to the health care industry, including the impact of unforeseen changes in regulation, reimbursement rates from


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
PSYS Reports Fourth Quarter Results
Page 3
February 16, 2006


federal and state health care programs or managed care companies and exposure to claims and legal actions by patients and others; and (6) potential difficulties in integrating the operations of PSI with recently acquired operations. The forward-looking statements herein are qualified in their entirety by the risk factors set forth in PSI's filings with the Securities and Exchange Commission. PSI undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. Readers should not place undue reliance on forward-looking statements, which reflect management's views only as of the date hereof.

         PSI offers an extensive continuum of behavioral health programs to critically ill children, adolescents and adults through its operation of 58 owned or leased freestanding psychiatric inpatient facilities with more than 6,500 beds in 27 states. PSI also manages freestanding psychiatric inpatient facilities for government agencies and psychiatric inpatient units within medical/surgical hospitals owned by others.











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
PSYS Reports Fourth Quarter Results
Page 4
February 16, 2006


                          PSYCHIATRIC SOLUTIONS, INC.
                       CONSOLIDATED STATEMENTS OF INCOME
                  (IN THOUSANDS EXCEPT FOR PER SHARE AMOUNTS)


                                                      THREE MONTHS ENDED
                                                           DECEMBER 31,           YEAR ENDED DECEMBER 31,
                                                     ----------------------      -------------------------
                                                       2005          2004          2005            2004
                                                     --------      --------      ---------       ---------
Revenue                                              $224,150      $133,873      $ 727,774       $ 481,893

Salaries, wages and employee benefits                 124,694        73,376        400,676         262,039
Professional fees                                      22,197        14,511         73,659          52,933
Supplies                                               13,149         8,382         44,134          30,665
Rentals and leases                                      3,477         2,574         11,695           8,981
Other operating expenses                               21,560        14,440         75,810          53,962
Provision for bad debts                                 3,243         2,743         13,544          10,794
Depreciation and amortization                           4,489         2,771         14,815           9,865
Interest expense                                        8,868         4,887         27,081          18,964
Loss on refinancing long-term debt                         --            --         21,871           6,407
                                                     --------      --------      ---------       ---------
                                                      201,677       123,684        683,285         454,610
                                                     --------      --------      ---------       ---------
Income from continuing operations
     before income taxes                               22,473        10,189         44,489          27,283
     Provision for income taxes                         8,554         3,872         17,140          10,368
                                                     --------      --------      ---------       ---------
Income from continuing operations                      13,919         6,317         27,349          16,915
Income (loss) from discontinued operations,
     net of income taxes                                   21            50           (195)           (114)
                                                     --------      --------      ---------       ---------
Net income                                             13,940         6,367         27,154          16,801
Accrued preferred stock dividends                          --             7             --             663
                                                     --------      --------      ---------       ---------
Net income available to common stockholders          $ 13,940      $  6,360      $  27,154       $  16,138
                                                     ========      ========      =========       =========

Basic earnings per share:
     Income from continuing operations               $   0.27      $   0.18      $    0.61       $    0.55
     Income (loss) from discontinued operations            --            --             --              --
                                                     --------      --------      ---------       ---------
Net income                                           $   0.27      $   0.18      $    0.61       $    0.55
                                                     ========      ========      =========       =========

Diluted earnings per share:
     Income from continuing operations               $   0.26      $   0.18      $    0.59       $    0.48
     Income (loss) from discontinued operations            --            --             --              --
                                                     --------      --------      ---------       ---------
Net income                                           $   0.26      $   0.18      $    0.59       $    0.48
                                                     ========      ========      =========       =========

Shares used in computing per share amounts:
     Basic                                             52,233        34,745         44,792          29,140
     Diluted                                           53,852        36,244         46,296          35,146






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
PSYS Reports Fourth Quarter Results
Page 5
February 16, 2006


                              PSYCHIATRIC SOLUTIONS, INC.
                              CONSOLIDATED BALANCE SHEETS
                                     (IN THOUSANDS)


                                                                                DECEMBER 31,
                                                                       ---------------------------
                                                                          2005              2004
                                                                       -----------       ---------
                                         ASSETS
Current assets:
     Cash and cash equivalents                                         $    54,554       $  33,314
     Accounts receivable, less allowance for doubtful accounts of
         $15,355 and $10,662, respectively                                 134,323          76,984
     Prepaids and other                                                     50,838          16,601
                                                                       -----------       ---------
Total current assets                                                       239,715         126,899
Property and equipment:
     Land                                                                   79,139          30,461
     Buildings                                                             290,100         182,855
     Equipment                                                              38,212          20,185
Less accumulated depreciation                                              (29,094)        (15,290)
                                                                       -----------       ---------
                                                                           378,357         218,211
Cost in excess of net assets acquired                                      527,655         130,079
Other assets                                                                29,885          22,330
                                                                       -----------       ---------
Total assets                                                           $ 1,175,612       $ 497,519
                                                                       ===========       =========

                          LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
     Accounts payable                                                  $    18,836       $  10,355
     Salaries and benefits payable                                          47,284          27,205
     Other accrued liabilities                                              34,422          28,665
     Current portion of long-term debt                                         325          20,764
                                                                       -----------       ---------
Total current liabilities                                                  100,867          86,989
Long-term debt, less current portion                                       482,064         153,572
Deferred tax liability                                                      32,151           8,020
Other liabilities                                                           20,818           4,423
                                                                       -----------       ---------
Total liabilities                                                          635,900         253,004
Stockholders' equity:
     Common stock, $0.01 par value, 125,000 shares authorized;
         52,430 and 40,935 issued and outstanding, respectively                524             409
     Additional paid-in capital                                            495,768         227,840
     Accumulated earnings                                                   43,420          16,266
                                                                       -----------       ---------
Total stockholders' equity                                                 539,712         244,515
                                                                       -----------       ---------
Total liabilities and stockholders' equity                             $ 1,175,612       $ 497,519
                                                                       ===========       =========






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
PSYS Reports Fourth Quarter Results
Page 6
February 16, 2006



                            PSYCHIATRIC SOLUTIONS, INC.
                       CONSOLIDATED STATEMENTS OF CASH FLOWS
                                   (IN THOUSANDS)

                                                           YEAR ENDED DECEMBER 31,
                                                          -------------------------
                                                            2005             2004
                                                          ---------       ---------
OPERATING ACTIVITIES:
Net income                                                $  27,154       $  16,801
Adjustments to reconcile net income to
     net cash provided by continuing
     operating activities:
     Depreciation and amortization                           14,815           9,865
     Provision for doubtful accounts                         13,544          10,794
     Amortization of loan costs                               1,187             691
     Loss on refinancing long-term debt                      21,871           6,407
     Change in income tax assets and liabilities              9,494           6,920
     Loss from discontinued operations, net of taxes            195             114
     Changes in operating assets and liabilities,
         net of effect of acquisitions:
         Accounts receivable                                (23,323)        (13,938)
         Prepaids and other current assets                   (3,434)          2,495
         Accounts payable                                     1,929          (5,302)
         Salaries and benefits payable                        2,556           5,247
         Accrued liabilities and other liabilities           13,315            (126)
     Other                                                      463              --
                                                          ---------       ---------
Net cash provided by continuing operating activities         79,766          39,968


INVESTING ACTIVITIES:
Cash paid for acquisitions, net of cash acquired           (514,525)       (136,495)
Capital purchases of leasehold improvements,
     equipment and software                                 (21,750)        (17,201)
Purchases of short-term investments                         (29,400)             --
Sales of short-term investments                              29,400              --
Sale of long-term securities                                     --             953
Cash paid for investments in equity method investees         (1,340)             --
Other assets                                                  1,219          (1,417)
                                                          ---------       ---------
Net cash used in investing activities                      (536,396)       (154,160)

                                                                     (Continued)


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
PSYS Reports Fourth Quarter Results
Page 7
February 16, 2006


                            PSYCHIATRIC SOLUTIONS, INC.
                       CONSOLIDATED STATEMENTS OF CASH FLOWS
                                   (IN THOUSANDS)

                                                           YEAR ENDED DECEMBER 31,
                                                          --------------------------
                                                            2005              2004
                                                          ---------       ----------
FINANCING ACTIVITIES:
Borrowings on long-term debt                              $ 545,000       $       --
Principal payments on long-term debt                       (236,822)            (810)
Payment of loan and issuance costs                          (13,932)          (2,300)
Refinancing of long-term debt                               (15,398)          (3,844)
Proceeds from public offering of common stock,
     net of issuance costs                                  192,637          104,691
Proceeds from exercises of common stock options               6,385            4,428
Proceeds from repayment of stockholder notes                     --              338
                                                          ---------       ----------
Net cash provided by financing activities                   477,870          102,503
                                                          ---------       ----------
Net increase (decrease) in cash                              21,240          (11,689)
Cash and cash equivalents at beginning of the year           33,314           45,003
                                                          ---------       ----------
Cash and cash equivalents at end of the year              $  54,554       $   33,314
                                                          =========       ==========

SUPPLEMENTAL CASH FLOW INFORMATION:
     Interest paid                                        $  16,718       $   18,821
                                                          =========       ==========
     Income taxes paid                                    $   7,490       $    3,354
                                                          =========       ==========

EFFECT OF ACQUISITIONS:
     Assets acquired, net of cash acquired                $ 624,821       $  148,345
     Cash paid for prior year acquisitions                    5,793               --
     Liabilities assumed                                    (51,324)         (11,850)
     Common stock and stock options issued                  (64,765)              --
                                                          ---------       ----------
     Cash paid for acquisitions, net of
         cash acquired                                    $ 514,525       $  136,495
                                                          =========       ==========

SIGNIFICANT NON-CASH TRANSACTIONS:
Issuance of common stock upon conversion of series A
     convertible preferred stock                          $      --       $   25,915
                                                          =========       ==========
Refinancing of long-term debt                             $   6,473       $    2,563
                                                          =========       ==========







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


PSYS Reports Fourth Quarter Results
Page 8
February 16, 2006


                           PSYCHIATRIC SOLUTIONS, INC.
         RECONCILIATION OF NET INCOME AND EARNINGS PER DILUTED SHARE TO
           ADJUSTED NET INCOME AND ADJUSTED EARNINGS PER DILUTED SHARE
                                   (UNAUDITED)
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                THREE MONTHS ENDED           TWELVE MONTHS ENDED
                                                                    DECEMBER 31,                  DECEMBER 31,
                                                              -----------------------       -----------------------
                                                                2005           2004           2005           2004
                                                              --------       --------       --------       --------
Net income                                                    $ 13,940       $  6,367       $ 27,154       $ 16,801
Plus reconciling items:
   Discontinued operations, net of taxes                           (21)           (50)           195            114
   Provision for income taxes                                    8,554          3,872         17,140         10,368
                                                              --------       --------       --------       --------
   Income from continuing operations before income taxes        22,473         10,189         44,489         27,283
   Discontinued operations, pre-tax                                 34             81           (320)          (184)
   Loss on refinancing long-term debt                               --             --         21,871          6,407
                                                              --------       --------       --------       --------
       Adjusted income before income taxes                      22,507         10,270         66,040         33,506
   Provision for income taxes                                    8,567          3,903         25,441         12,732
                                                              --------       --------       --------       --------
       Adjusted net income                                    $ 13,940       $  6,367       $ 40,599       $ 20,774
                                                              ========       ========       ========       ========
Earnings per diluted share                                    $   0.26       $   0.18       $   0.59       $   0.48
                                                              ========       ========       ========       ========
Adjusted earnings per diluted share(a)                        $   0.26       $   0.18       $   0.88       $   0.59
                                                              ========       ========       ========       ========
Diluted shares used in computing per share amounts:             53,852         36,244         46,296         35,146


(a) PSI believes its calculation of adjusted earnings per diluted share provides a better measure of the Company's ongoing performance and provides better comparability to prior periods because it excludes items not related to the Company's core business operations. Adjusted earnings per diluted share should not be considered as a measure of financial performance under accounting principles generally accepted in the United States, and the items excluded from it are significant components in understanding and assessing financial performance. Because adjusted earnings per diluted share is not a measurement determined in accordance with accounting principles generally accepted in the United States and is thus susceptible to varying calculations, it may not be comparable as presented to other similarly titled measures of other companies.






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


PSYS Reports Fourth Quarter Results
Page 9
February 16, 2006


                           PSYCHIATRIC SOLUTIONS, INC.
              RECONCILIATION OF INCOME FROM CONTINUING OPERATIONS
                         TO EBITDA AND ADJUSTED EBITDA
                                   (UNAUDITED)
                                 (IN THOUSANDS)

                                           THREE MONTHS ENDED         TWELVE MONTHS ENDED
                                               DECEMBER 31,               DECEMBER 31,
                                           --------------------      ---------------------
                                            2005         2004          2005          2004
                                           -------      -------      --------      -------
Income from continuing operations          $13,919      $ 6,317      $ 27,349      $16,915

Provision for income taxes                   8,554        3,872        17,140       10,368
Interest expense                             8,868        4,887        27,081       18,964
Depreciation and amortization                4,489        2,771        14,815        9,865
                                           -------      -------      --------      -------
EBITDA(a)                                   35,830       17,847        86,385       56,112
Other expenses:
   Loss on refinancing long-term debt           --           --        21,871        6,407
                                           -------      -------      --------      -------
Adjusted EBITDA(a)                         $35,830      $17,847      $108,256      $62,519
                                           =======      =======      ========      =======


(a) EBITDA and adjusted EBITDA are non-GAAP financial measures. EBITDA is defined as income from continuing operations before interest expense (net of interest income), income taxes, depreciation and amortization. Adjusted EBITDA is defined as income from continuing operations before interest expense (net of interest income), income taxes, depreciation, amortization, stock compensation and other items included in the caption above labeled "Other expenses". These other expenses may occur in future periods but the amounts recognized can vary significantly from period to period and do not directly relate to the ongoing operations of our health care facilities. PSI's management relies on EBITDA and adjusted EBITDA as the primary measures to review and assess operating performance of its facilities and their management teams. PSI believes it is useful to investors to provide disclosures of its operating results on the same basis as that used by management. Management and investors also review EBITDA and adjusted EBITDA to evaluate PSI's overall performance and to compare PSI's current operating results with corresponding periods and with other companies in the health care industry. You should not consider EBITDA and adjusted EBITDA in isolation or as a substitute for net income, operating cash flows or other cash flow statement data determined in accordance with accounting principles generally accepted in the United States. Because EBITDA and adjusted EBITDA are not measures of financial performance under accounting principles generally accepted in the United States and are susceptible to varying calculations, they may not be comparable to similarly titled measures of other companies.







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


PSYS Reports Fourth Quarter Results
Page 10
February 16, 2006


                           PSYCHIATRIC SOLUTIONS, INC.
                    OPERATING STATISTICS -- OWNED FACILITIES
                                   (UNAUDITED)
                             (REVENUE IN THOUSANDS)

                                            THREE MONTHS ENDED                        TWELVE MONTHS ENDED
                                               DECEMBER 31,                              DECEMBER 31,
                                        --------------------------        %       -------------------------        %
                                            2005           2004          CHG.         2005          2004          CHG.
                                        -----------    -----------     -------    ----------     ----------      ------
SAME-FACILITY RESULTS:
   Revenue                              $   126,120    $   118,559       6.4%     $  453,293     $   419,701       8.0%
   Admissions                                13,578         13,587      (0.1)%        50,471          49,484       2.0%
   Patient days                             281,342        274,039       2.7%      1,043,053         996,840       4.6%
   Average length of stay(a)                   20.7           20.2       2.5%           20.7            20.1       3.0%
   Revenue per patient day(b)           $       448    $       433       3.5%     $      435     $       421       3.3%
   EBITDA margin                               18.7%          16.7%      200 BPS        17.8%           15.8%      200 BPS

TOTAL FACILITY RESULTS:
   Revenue                              $   208,179    $   118,559      75.6%     $  664,367     $   419,701      58.3%
   Admissions                                23,382         13,587      72.1%         77,130          49,484      55.9%
   Patient days                             417,366        274,039      52.3%      1,400,628         996,840      40.5%
   Average length of stay(a)                   17.8           20.2     (11.9)%          18.2            20.1      (9.5)%
   Revenue per patient day(b)           $       499    $       433      15.2%     $      474     $       421      12.6%
   EBITDA margin                               19.7%          16.7%      300 BPS        18.2%           15.8%      240 BPS

(a)  Average length of stay is defined as patient days divided by admissions.
(b) Revenue per patient day is defined as owned facility revenue divided by patient days.




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